UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2007

TRANSWITCH CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	0-25996	06-1236189
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Enterprise Drive

Shelton, Connecticut 06484

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 929-8810

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2007, TranSwitch Corporation’s (the “Company”) Board of Directors approved the Second Amended and Restated By-laws of the Company (the “By-Laws”), whereby Article 4 was amended to allow for the issuance of either certificated or uncertificated shares of stock of the Company. Previously, only certificated shares of stock were allowed to be issued. The By-Laws are effective as of October 11, 2007. This amendment to the By-Laws will permit direct or “book-entry” registration of shares of the Company’s capital stock and facilitate the Company’s eligibility to participate in a direct registration system.

The By-Laws, as described herein, are attached as Exhibit 3.1 to this Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Second Amended and Restated By-Laws of TranSwitch Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSWITCH CORPORATION

October 17, 2007	By:	/s/ Theodore Chung
Name: Theodore Chung Title: Vice President and Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated By-Laws of TranSwitch Corporation.